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Exhibit No. 10.1


                      SECOND AMENDMENT TO SECOND AMENDED
                         AND RESTATED CREDIT AGREEMENT


     This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Second Amendment") is made as of May 25, 2000 and entered into by and between UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC., a corporation organized and existing under the laws of Delaware (the "Borrower") and PNC BANK, NATIONAL ASSOCIATION (the "Bank") and amends that certain Second Amended and Restated Credit Agreement dated as of January 30, 1998 by and between the Borrower and the Bank (the Second Amended and Restated Credit Agreement, as amended prior to the date hereof, is hereinafter referred to as the "Original Credit Agreement").


                                  WITNESSETH:

     WHEREAS, the Borrower and the Bank entered into the Original Credit Agreement; and

     WHEREAS, upon the request of the Borrower, the Bank has agreed to modify the Original Credit Agreement, all as more particularly set forth herein.

     NOW THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and with the intent to be legally bound hereby, the parties hereto agree as follows:


                                   ARTICLE I
                    AMENDMENTS TO ORIGINAL CREDIT AGREEMENT
                    ---------------------------------------

Section 1.01 No Other Amendments or Waivers. (a) The following defined terms and
             ------------------------------
the definitions therefor are hereby added to Section 1.1 of the Original Credit Agreement and inserted in correct alphabetical order:


             Second Amendment: The Second Amendment to Second Amended and
             ----------------
     Restated Credit Agreement entered into by and between the Borrower and the Bank and dated as of May 25, 2000.


             Second Amendment Effective Date: May 25, 2000, or such later date
             -------------------------------
     as all of the conditions set forth in the Second Amendment have either been satisfied by the Borrower or waived in writing by the Bank.


(b) The definition for the following defined term contained in the Original Credit Agreement is hereby amended and restated in its entirety as follows:
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             Revolving Credit Termination Date: April 30, 2002, as such date may
             ---------------------------------
     be extended upon the terms and conditions set forth in Section 2.1f, or if any such day is not a Business Day, the Business Day next preceding such date.

Section 1.02. No Other Amendments. The amendments to the Original Credit
              -------------------
Agreement set forth herein do not either implicitly alter, waiver or amend, except as expressly provided in this Second Amendment, the provisions of the Original Credit Agreement. The amendments set forth herein do not waive, now or in the future, compliance with any other covenant, term or condition to be performed or complied with nor do they impair any rights or remedies of the Bank under the Original Credit Agreement with respect to any such violation. Nothing in this Second Amendment shall be deemed or construed to be a waiver or release of, or a limitation upon, the Bank's exercise of any of its rights and remedies under the Original Credit Agreement or any other document or instrument delivered in connection therewith, whether arising as a consequence of any Events of Default which may now exist or otherwise, and all such rights and remedies are hereby expressly reserved.


                                  ARTICLE II
                    BORROWER'S SUPPLEMENTAL REPRESENTATIONS
                   ----------------------------------------

Section 2.01 Incorporation by Reference. As an inducement to the Bank to enter
             --------------------------
into this Second Amendment, the Borrower hereby repeats herein for the benefit of the Bank each of the representations and warranties made by the Borrower in the Original Credit Agreement, as amended hereby, except that for purposes hereof such representations and warranties shall be deemed to extend to and over this Second Amendment.


                                  ARTICLE III
                             CONDITIONS PRECEDENT
                             --------------------

Section 3.01 Conditions Precedent. Each of the following shall be a condition
             --------------------
precedent to the effectiveness of this Second Amendment:

     (a) The Bank shall have received, on or before the Second Amendment Effective Date, the following items, each, unless otherwise indicated, dated on or before the Second Amendment Effective Date and in form and substance satisfactory to the Bank:

         (i)     A duly executed counterpart original of this Second Amendment;

         (ii) A certificate from the Secretary of the Borrower certifying that the Articles of Incorporation and Bylaws of the Borrower previously delivered to the Bank are true, complete, and correct; and

         (iii) Such other instruments, documents and opinions of counsel as the bank shall reasonably require, all of which shall be satisfactory in form and content to the Bank.

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(b)  The following statements shall be true and correct on the Second Amendment
Effective Date and the Bank shall have received a certificate signed by an Authorized Officer of the Borrower, dated the Second Amendment Effective Date, stating that:

         (i) the representations and warranties made pursuant to this Second Amendment and in the other Loan Documents, as amended hereby, are true and correct on and as of the Second Amendment Effective Date as though made on and as of such date;

         (ii) no petition by or against the Borrower has at any time been filed under the United States Bankruptcy Code or under any similar act;

        (iii) no Event of Default or event which with the giving of notice, the passage of time or both would become an Event of Default has occurred and is continuing, or would result from the execution of or performance under this Second Amendment;

        (iv) no material adverse change in the properties, business, operations, financial condition or prospects of the Borrower has occurred which has not been disclosed in writing to the Bank; and

        (v) the Borrower has in all material respects performed all agreements, covenants and conditions required to be performed on or prior to the date hereof under the Original Credit Agreement and the other Loan Documents.

                                  ARTICLE IV
                              GENERAL PROVISIONS
                              ------------------

Section 4.01 Ratification of Terms. Except as expressly amended by this
             ---------------------
Second Amendment, the Original Credit Agreement and each and every representation, warranty, covenant, term and condition contained therein is specifically ratified and confirmed. The Borrower hereby confirms that any collateral for the Obligations, including but not limited to liens, Encumbrances, security interests, mortgages and pledges granted by the Borrower or third parties, shall continue unimpaired and in full force and effect. The Borrower expressly ratifies and confirms the confession of judgment and waiver of jury trial provisions contained in the Original Credit Agreement and the other Loan Documents.


Section 4.02 References. All notices, communications, agreements, certificates,
             ----------
documents or other instruments executed and delivered after the execution and delivery of this Second Amendment in connection with the Original Credit Agreement, any of the other Loan Documents or the transactions contemplated thereby may refer to the Original Credit Agreement without making specific reference to this Second Amendment, but nevertheless all such references shall include this Second Amendment unless the context requires otherwise. From and after the Second Amendment Effective Date, all references in the Original Credit Agreement and each of the other Loan Documents to the Original Credit Agreement shall be deemed to be references to the Original Credit Agreement, as amended hereby.

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Section 4.03 Incorporation Into Original Credit Agreement. This Second
             --------------------------------------------
Amendment is deemed incorporated into the Original Credit Agreement. To the extent that any term or provision of this Second Amendment is or may be deemed expressly inconsistent with any term or provision of the Original Credit Agreement, the terms and provisions hereof shall control.

Section 4.04 Counterparts. This Second Amendment may be executed in different
             ------------
counterparts, each of which when executed by the Borrower and the Bank shall be regarded as an original, and all such counterparts shall constitute one Second Amendment.

Section 4.05 Capitalized Terms. Except for proper nouns and as otherwise
             -----------------
defined herein, capitalized terms used herein as defined terms shall have the same meanings herein as are ascribed to them in the Original Credit Agreement, as amended hereby.

Section 4.06 Taxes. The Borrower shall pay any and all stamp and other taxes
             -----
and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Second Amendment and such other documents and instruments as are delivered in connection herewith and agrees to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

Section 4.07 Costs and Expenses. The Borrower will pay all costs and expenses
             ------------------
of the Bank (including, without limitation, the reasonable fees and the disbursements of the Bank's counsel, Tucker Arensberg, P.C.) in connection with the preparation, execution and delivery of this Second Amendment and the other documents, instruments and certificates delivered in connection herewith.

Section 4.08 GOVERNING LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND
             -------------
OBLIGATIONS HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF LAW.

Section 4.09 Headings. The headings of the sections in this Second Amendment
             --------
are for purposes of reference only and shall not be deemed to be a part hereof.

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        IN WITNESS WHEREOF, the parties hereto, with the intent to be legally bound hereby, have caused this Second Amendment to Second Amended and Restated Credit Agreement to be duly executed by their respective proper and duly authorized officers as a document under seal, as of the day and year first above written.

ATTEST:                         UNIVERSAL STAINLESS & ALLOY PRODUCTS,
                                INC.

/s/ PAUL A. McGRATH             BY:   /s/ RICHARD M. UBINGER       (SEAL)
--------------------------           ------------------------------------
NAME: PAUL A. McGRATH           NAME:   RICHARD M. UBINGER
TITLE: SECRETARY                TITLE:  CHIEF FINANCIAL OFFICER

                                PNC BANK, NATIONAL ASSOCIATION

                                BY:  /s/ TROY BROWN                (SEAL)
                                    ------------------------------------
                                NAME:   TROY BROWN
                                TITLE:  ASSISTANT VICE PRESIDENT

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